Exhibit 99.1

NYSE: BOH

Media Inquiries

Stafford Kiguchi
Telephone: 808-694-8580
Mobile: 808-265-6367
E-mail: Stafford.Kiguchi@boh.com

Investor/Analyst Inquiries

Cindy Wyrick
Telephone: 808-694-8430
E-mail: Cindy.Wyrick@boh.com

Bank of Hawaii Corporation Second Quarter 2008 Financial Results

•      Diluted Earnings Per Share $1.00

•      Net Income for the Quarter $48.3 Million

•      Board of Directors Declares Dividend of $0.44 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (July 28, 2008) — Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $1.00 for the second quarter of 2008, an increase of $0.05 or 5.3 percent from diluted earnings per share of $0.95 in the same quarter last year.  Net income for the second quarter of 2008 was $48.3 million, up $0.6 million or 1.2 percent from net income of $47.7 million in the second quarter of 2007.

The return on average assets for the second quarter of 2008 was 1.85 percent, up from 1.84 percent during the same quarter last year.  The return on average equity for the second quarter of 2008 was 24.82 percent compared to 26.30 percent for the second quarter of 2007.  The efficiency ratio for the second quarter of 2008 was 50.01 percent compared to 50.88 percent in the second quarter last year.

“Financial performance for Bank of Hawaii Corporation during the first half of 2008 continued to be strong,” said Allan R. Landon, Chairman and CEO.  “Our net interest margin expanded, noninterest revenue improved and core expenses remain controlled.  Asset quality remained solid and net charge-offs decreased from the previous quarter.  We further strengthened our reserves as higher oil prices increase the risk in our legacy air transportation leasing portfolio.  We are maintaining our disciplined approach to credit and balance sheet management as the Hawaii economy slows.”

For the six months ended June 30, 2008, net income was $105.5 million, up $10.4 million compared to net income of $95.1 million for the same period last year.  Diluted earnings per share were $2.18 for the first half of 2008, up from diluted earnings per share of $1.89 for the first half of 2007.  Results for 2008 include $25.3 million from the redemption of Visa shares and a lessee’s early buy-out of an aircraft lease, which were recorded in the first quarter of 2008.  Partially offsetting these gains were expenses for employee incentives, legal contingencies, a call premium

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130 Merchant Street • PO Box 2900 • Honolulu HI 96846-6000 • Fax 808-537-8440 • Website www.boh.com

on Capital Securities, an increase in the allowance for loan and lease losses, and contributions to the Bank of Hawaii Charitable Foundation.  The net effect was an increase in net income for 2008 of $9.5 million or $0.20 per diluted share.  Details of these items are included in Table 2.   Financial results for the first half of 2007 included a $1.5 million credit related to resolution with the Internal Revenue Service of a Lease In/Lease Out (“LILO”) leveraged lease.

The year-to-date return on average assets was 2.01 percent, up from 1.84 percent for the same six months in 2007.  The year-to-date return on average equity was 27.33 percent, up from 26.64 percent for the six months ended June 30, 2007.  The efficiency ratio for the first half of 2008 was 49.80 percent, down from 51.25 percent in the same period last year.  Adjusted for the income and expense items previously discussed, the efficiency ratio for the first half of 2008 was 50.51 percent.

Financial Highlights

Net interest income, on a taxable equivalent basis, for the second quarter of 2008 was $107.4 million, up $8.3 million from net interest income of $99.1 million in the second quarter of 2007 and up $5.0 million from net interest income of $102.4 million in the first quarter of 2008.  Net interest income in the second quarter of 2007 included a $1.1 million credit related to the previously mentioned settlement of the LILO leveraged lease.  For the six-month period ended June 30, 2008, net interest income, on a taxable equivalent basis, was $209.8 million compared to $197.5 million for the same period in 2007.  Analyses of the changes in net interest income are included in Tables 7a, 7b and 7c.

The net interest margin was 4.41 percent for the second quarter of 2008, a 29 basis point increase from 4.12 percent in the second quarter of 2007 and a 24 basis point increase from 4.17 percent in the first quarter of 2008.   For the six months ended June 30, 2008, the net interest margin was 4.29 percent compared to 4.09 percent for the same six months in 2007.  The increase in the net interest margin was primarily due to lower funding costs in 2008.

Results for the second quarter of 2008 included a provision for credit losses of $7.2 million compared with $3.4 million in the second quarter of 2007 and $14.4 million in the first quarter of 2008.  The provision for credit losses exceeded net charge-offs of $4.7 million by $2.5 million in the second quarter of 2008.  The provision for credit losses equaled net charge-offs in the second quarter of last year and exceeded net charge-offs by $9.0 million in the first quarter of 2008.

Noninterest income was $60.5 million for the second quarter of 2008, an increase of $2.5 million compared to $58.0 million in the second quarter of 2007 and a decrease of $25.6 million compared to $86.1 million in the first quarter of 2008.  Noninterest income in the first quarter of 2008 included the previously mentioned gains of $25.3 million related to the Visa share redemption and the disposition of an aircraft lease.

Noninterest expense was $83.9 million in the second quarter of 2008, up $4.0 million from noninterest expense of $79.8 million in the same quarter last year and down $9.6 million from $93.4 million in the previous quarter.  Noninterest expense in the first quarter of 2008 included a reversal of $5.6 million related to Visa litigation, accruals of $9.0 million for employee incentives, $3.0 million for legal contingencies, $2.3 million for charitable contributions, $1.0 million for the call premium, and $0.6 million for separation costs.  Adjusted for these items, noninterest expense was $83.2 million in the first quarter of 2008.  An analysis of salary and benefit expenses is included in Table 8.

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The effective tax rate for the second quarter of 2008 was 37.03 percent compared to 35.25 percent during the same quarter last year and 28.88 percent in the previous quarter.  The lower effective tax rate in the first quarter of 2008 was primarily due to the disposition of an aircraft lease.  The effective tax rate for the second quarter of 2007 included a $0.4 million net credit due to the previously mentioned IRS tax settlement.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury.  Results are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information for the business segments is included in Tables 12a and 12b.

Asset Quality

The Company’s overall asset quality remained solid during the three months ended June 30, 2008 with low levels of non-performing assets and a reduction in accruing loans and leases past due 90 days or more.

Non-accrual loans and leases were $6.5 million at June 30, 2008, up from $6.3 million at June 30, 2007 and up from $5.8 million at March 31, 2008.  As a percentage of total loans and leases, non-accrual loans at June 30, 2008 of 0.10 percent remain near historic lows.

Total non-performing assets were $6.7 million at the end of the second quarter of 2008, up from $6.3 million at the end of the same quarter last year and up from $6.0 million at the end of the previous quarter.  The ratio of non-performing assets to total loans and foreclosed real estate at June 30, 2008 was 0.10 percent, unchanged from June 30, 2007 and up from 0.09 percent at March 31, 2008.

Accruing loans and leases past due 90 days or more were $4.2 million at June 30, 2008, up from $1.4 million at June 30, 2007 and down from $5.8 million at March 31, 2008. The ratio of total non-performing assets and loans 90 days or more past due to total loans at June 30, 2008 was 0.17 percent, up from 0.12 percent at June 30, 2007 and down from 0.18 percent at March 31, 2008.  Details of non-performing assets and accruing loans and leases past due 90 days or more are summarized in Table 10.

Net charge-offs during the second quarter of 2008 were $4.7 million or 0.29 percent annualized of total average loans and leases.  Net charge-offs increased $1.3 million compared to $3.4 million, or 0.21 percent annualized, during the same quarter last year and were down $0.8 million compared to $5.4 million, or 0.33 percent annualized, in the previous quarter.  The decrease compared to the previous quarter was largely due to lower charge-offs in the indirect automobile and unsecured consumer installment portfolios.  Net charge-offs for the six months ended June 30, 2008 were $10.1 million, or 0.31 percent annualized of total average loans and leases compared to $6.0 million, or 0.18 percent annualized of total average loans and leases for the same period last year.  Net charge-offs for the first six months of 2007 included a partial recovery of $2.1 million on an aircraft lease, which was charged off in 2005.

The allowance for loan and lease losses increased to $102.5 million at June 30, 2008, up from $91.0 million at June 30, 2007 and up from $100.0 million at March 31, 2008.  The ratio of the allowance for loan and lease losses to total loans was 1.57 percent at June 30, 2008, an increase from 1.39 percent at June 30, 2007 and from 1.52 percent at March 31, 2008.  The increase in the

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allowance for loan and lease losses from March 31, 2008 reflects elevated risk in the Company’s air transportation exposure due to the unprecedented rise in oil prices.  The reserve for unfunded commitments at June 30, 2008 was $5.2 million, unchanged from June 30, 2007 and from March 31, 2008.  Details of charge-offs, recoveries and the components of the total reserve for credit losses are summarized in Table 11.

Other Financial Highlights

Total assets were $10.37 billion at June 30, 2008, down $351 million from $10.72 billion at June 30, 2007 and down $452 million from $10.82 billion at March 31, 2008.  The decrease compared with the previous quarters was largely due to a reduction in funds sold.

Total loans and leases were $6.52 billion at June 30, 2008, down $48 million from $6.57 billion at June 30, 2007 and down $61 million from $6.58 billion at March 31, 2008.  Average loans and leases were $6.53 billion during the second quarter of 2008, essentially unchanged from the second quarter last year and down $56 million from $6.59 billion during the previous quarter.

Total commercial loans were $2.37 billion at June 30, 2008, down $53 million from $2.43 billion at June 30, 2007 and down $14 million from $2.39 billion at March 31, 2008.  The decrease was largely due to a reduction in construction lending.  Construction loans were $169 million at June 30, 2008, down $93 million from $261 million at June 30, 2007 and down $22 million from $191 million at March 31, 2008.

Total consumer loans were $4.14 billion at June 30, 2008, essentially unchanged from June 30, 2007 and down $48 million from $4.19 billion at March 31, 2008.  The decrease compared with the previous quarter was largely due to a reduction in residential first mortgages, automobile loans and unsecured consumer installment loans.  Loan and lease portfolio balances are summarized in Table 9.

Total deposits were $7.90 billion at June 30, 2008, down $410 million from $8.31 billion at June 30, 2007 and down $199 million from $8.10 billion at March 31, 2008.  Total deposits decreased near the end of the second quarter largely due to the release of escrow deposits following completion of a large construction project.  Average deposits were $7.96 billion during the second quarter of 2008, up $148 million from $7.81 billion during the second quarter last year and up $6 million from $7.95 billion during the previous quarter.

During the second quarter of 2008, the Company repurchased 220.0 thousand shares of common stock at a total cost of $11.4 million under its share repurchase program.  The average cost was $51.70 per share repurchased.  From the beginning of the share repurchase program in July 2001 through June 30, 2008, the Company had repurchased 45.2 million shares and returned nearly $1.6 billion to shareholders at an average cost of $35.35 per share.  From July 1, 2008 through July 25, 2008, the Company repurchased an additional 181.0 thousand shares of common stock at an average cost of $45.19 per share.  Remaining buyback authority under the share repurchase program was $43.4 million at July 25, 2008.

On May 15, 2008, the Company exercised its option to call the remaining $26.4 million of Capital Securities, previously qualified as Tier I Capital.  At June 30, 2008, the Tier 1 leverage ratio was 7.04 percent, up slightly from 7.02 percent at June 30, 2007 and up from 6.99 percent at March 31, 2008.

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The Company’s Board of Directors declared a quarterly cash dividend of $0.44 per share on the Company’s outstanding shares, consistent with the prior three quarters.  The dividend will be payable on September 15, 2008 to shareholders of record at the close of business on August 29, 2008.

Hawaii Economy

During the second quarter of 2008, Hawaii’s economic activity slowed.  The State’s unemployment rate increased to 3.5 percent, still among the lowest in the United States.  Visitor arrivals during April and May decreased approximately 7.0 percent, largely due to the shutdown of two airlines and reduced cruise ship activity.  Single-family home prices were down slightly on Oahu and showed further decline on Neighbor Islands.  Oahu home prices during the quarter averaged 4.4 percent below prices one year ago and were essentially unchanged from the same period in 2006.  Residential and commercial construction appears to be softening.  Inflation in Hawaii likely increased during the quarter because of rising energy and food costs.

Conference Call Information

The Company will review its second quarter 2008 financial results today at 8:00 a.m. Hawaii Time (2:00 p.m. Eastern Time).  The conference call will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com.  The conference call number for participants in the United States is 866-700-5192.  International participants should call 617-213-8833.  No pass code is required.  A replay of the conference call will be available for one week beginning Monday, July 28, 2008 by calling 888-286-8010 in the United States or 617-801-6888 internationally and entering the pass code number 40631649 when prompted.  A replay will also be available via the Investor Relations link of the Company’s web site.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain “forward-looking statements”, such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation’s Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the U.S. Securities and Exchange Commission.  We have not committed to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers and governments in Hawaii, American Samoa and the West Pacific.  The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries

Financial Highlights (Unaudited)					Table 1
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2008	2008	2007	2008	2007
For the Period:
Net Interest Income	$107,168	$102,180	$98,878	$209,348	$197,015
Total Noninterest Income	60,539	86,125	58,028	146,664	118,988
Total Noninterest Expense	83,862	93,432	79,832	177,294	161,955
Net Income	48,282	57,215	47,729	105,497	95,064
Basic Earnings Per Share	1.01	1.19	0.97	2.20	1.93
Diluted Earnings Per Share	1.00	1.18	0.95	2.18	1.89
Dividends Declared Per Share	0.44	0.44	0.41	0.88	0.82

Net Income to Average Total Assets	1.85%	2.16%	1.84%	2.01%	1.84%
Net Income to Average Shareholders’ Equity	24.82	29.88	26.30	27.33	26.64
Efficiency Ratio [1]	50.01	49.62	50.88	49.80	51.25
Operating Leverage [2]	(11.62)	40.13	0.13	16.01	3.90
Net Interest Margin [3]	4.41	4.17	4.12	4.29	4.09
Dividend Payout Ratio [4]	43.56	36.97	42.27	40.00	42.49

Average Loans and Leases	$6,531,587	$6,587,918	$6,532,736	$6,559,753	$6,547,212
Average Assets	10,504,421	10,643,904	10,383,030	10,574,162	10,432,130
Average Deposits	7,958,171	7,952,546	7,810,089	7,955,360	7,865,469
Average Shareholders’ Equity	782,429	770,157	727,887	776,293	719,549
Average Shareholders’ Equity to Average Assets	7.45%	7.24%	7.01%	7.34%	6.90%

Market Price Per Share of Common Stock:

Closing	$47.80	$49.56	$51.64	$47.80	$51.64
High	57.37	52.93	55.00	57.37	55.00
Low	46.62	40.95	50.64	40.95	50.11

	June 30,	March 31,	December 31,	June 30,
	2008	2008	2007	2007
As of Period End:
Loans and Leases	$6,518,128	$6,579,337	$6,580,861	$6,566,126
Total Assets	10,371,149	10,822,801	10,472,942	10,722,568
Total Deposits	7,903,990	8,102,855	7,942,372	8,314,404
Long-Term Debt	205,351	239,389	235,371	260,329
Total Shareholders’ Equity	767,558	766,747	750,255	708,806

Non-Performing Assets	$6,680	$6,045	$5,286	$6,314

Allowance to Loans and Leases Outstanding	1.57%	1.52%	1.38%	1.39%
Leverage Ratio	7.04	6.99	7.04	7.02

Book Value Per Common Share	$16.01	$15.98	$15.44	$14.34

Full-Time Equivalent Employees	2,534	2,538	2,594	2,571
Branches and Offices	84	83	83	83

1    Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).

2    Operating leverage is defined as the percentage change in income before the provision for credit losses and the provision for income taxes.  Measures are presented on a linked quarter basis.

3    Net interest margin is defined as net interest income, on a taxable equivalent basis, as a percentage of average earning assets.

4    Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.

Bank of Hawaii Corporation and Subsidiaries

Net Significant Income Items (Unaudited)	Table 2
Three Months Ended
March 31,
(dollars in thousands)	2008
Gain on Mandatory Redemption of Visa Shares	$13,737
Gain on Disposal of Leased Equipment	11,588
Increase in Allowance for Loan and Lease Losses	(9,000)
Cash for Stock Grants	(4,640)
Employee Incentive Awards	(4,386)
Legal Contingencies	(3,016)
Bank of Hawaii Charitable Foundation and Other Contributions	(2,250)
Call Premium on Capital Securities	(991)
Separation Expense	(615)
Reversal of Visa Legal Costs	5,649
Significant Income Items Before the Benefit for Income Taxes	6,076
Benefit for Income Taxes	(3,381)
Net Significant Income Items	$9,457

Bank of Hawaii Corporation and Subsidiaries

Consolidated Statements of Income (Unaudited)					Table 3
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2008	2008	2007	2008	2007
Interest Income
Interest and Fees on Loans and Leases	$97,959	$104,413	$112,026	$202,372	$222,324
Income on Investment Securities
Trading	1,209	1,160	1,357	2,369	2,975
Available-for-Sale	35,321	34,251	31,563	69,572	62,524
Held-to-Maturity	3,033	3,239	3,827	6,272	7,879
Deposits	204	195	96	399	154
Funds Sold	420	992	533	1,412	1,591
Other	489	426	364	915	697
Total Interest Income	138,635	144,676	149,766	283,311	298,144
Interest Expense
Deposits	20,238	27,465	33,701	47,703	67,076
Securities Sold Under Agreements to Repurchase	7,488	10,617	11,665	18,105	23,551
Funds Purchased	270	633	1,452	903	2,375
Short-Term Borrowings	12	34	91	46	178
Long-Term Debt	3,459	3,747	3,979	7,206	7,949
Total Interest Expense	31,467	42,496	50,888	73,963	101,129
Net Interest Income	107,168	102,180	98,878	209,348	197,015
Provision for Credit Losses	7,172	14,427	3,363	21,599	5,994
Net Interest Income After Provision for Credit Losses	99,996	87,753	95,515	187,749	191,021
Noninterest Income
Trust and Asset Management	15,460	15,086	16,135	30,546	31,968
Mortgage Banking	2,738	4,297	2,479	7,035	5,850
Service Charges on Deposit Accounts	12,411	12,083	11,072	24,494	22,039
Fees, Exchange, and Other Service Charges	17,176	16,101	16,556	33,277	32,617
Investment Securities Gains, Net	157	130	575	287	591
Insurance	5,590	7,130	4,887	12,720	11,102
Other	7,007	31,298	6,324	38,305	14,821
Total Noninterest Income	60,539	86,125	58,028	146,664	118,988
Noninterest Expense
Salaries and Benefits	45,984	55,473	44,587	101,457	89,993
Net Occupancy	11,343	10,443	9,695	21,786	19,506
Net Equipment	4,474	4,321	4,871	8,795	9,658
Professional Fees	2,588	2,613	2,599	5,201	5,142
Other	19,473	20,582	18,080	40,055	37,656
Total Noninterest Expense	83,862	93,432	79,832	177,294	161,955
Income Before Provision for Income Taxes	76,673	80,446	73,711	157,119	148,054
Provision for Income Taxes	28,391	23,231	25,982	51,622	52,990
Net Income	$48,282	$57,215	$47,729	$105,497	$95,064
Basic Earnings Per Share	$1.01	$1.19	$0.97	$2.20	$1.93
Diluted Earnings Per Share	$1.00	$1.18	$0.95	$2.18	$1.89
Dividends Declared Per Share	$0.44	$0.44	$0.41	$0.88	$0.82
Basic Weighted Average Shares	47,733,278	47,965,722	49,276,820	47,849,945	49,351,959
Diluted Weighted Average Shares	48,300,049	48,628,427	50,077,219	48,423,619	50,173,856

Bank of Hawaii Corporation and Subsidiaries

Consolidated Statements of Condition (Unaudited)		Table 4
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2008	2008	2007	2007
Assets
Interest-Bearing Deposits	$6,056	$55,916	$4,870	$130,732
Funds Sold	-	240,000	15,000	200,000
Investment Securities
Trading	94,347	99,966	67,286	123,591
Available-for-Sale	2,646,506	2,672,286	2,563,190	2,455,668
Held-to-Maturity (Fair Value of $255,905; $277,536; $287,644; and $313,589)	260,592	277,256	292,577	327,118
Loans Held for Sale	11,183	13,096	12,341	13,527
Loans and Leases	6,518,128	6,579,337	6,580,861	6,566,126
Allowance for Loan and Lease Losses	(102,498)	(99,998)	(90,998)	(90,998)
Net Loans and Leases	6,415,630	6,479,339	6,489,863	6,475,128
Total Earning Assets	9,434,314	9,837,859	9,445,127	9,725,764
Cash and Noninterest-Bearing Deposits	280,635	314,863	368,402	345,226
Premises and Equipment	117,323	116,683	117,177	122,929
Customers’ Acceptances	1,856	992	1,112	2,234
Accrued Interest Receivable	42,295	46,316	45,261	49,121
Foreclosed Real Estate	229	294	184	48
Mortgage Servicing Rights	30,272	27,149	27,588	29,112
Goodwill	34,959	34,959	34,959	34,959
Other Assets	429,266	443,686	433,132	413,175
Total Assets	$10,371,149	$10,822,801	$10,472,942	$10,722,568

Liabilities
Deposits
Noninterest-Bearing Demand	$1,876,782	$2,000,226	$1,935,639	$1,896,335
Interest-Bearing Demand	1,666,726	1,649,705	1,634,675	1,755,646
Savings	2,781,082	2,728,873	2,630,471	2,923,168
Time	1,579,400	1,724,051	1,741,587	1,739,255
Total Deposits	7,903,990	8,102,855	7,942,372	8,314,404
Funds Purchased	69,400	23,800	75,400	90,650
Short-Term Borrowings	10,180	9,726	10,427	15,644
Securities Sold Under Agreements to Repurchase	1,028,518	1,231,962	1,029,340	910,302
Long-Term Debt (includes $121,326 and $128,932 carried at fair value as of June 30, 2008 and March 31, 2008, respectively)	205,351	239,389	235,371	260,329
Banker’s Acceptances	1,856	992	1,112	2,234
Retirement Benefits Payable	29,478	29,755	29,984	43,892
Accrued Interest Payable	13,588	18,322	20,476	18,292
Taxes Payable and Deferred Taxes	250,125	300,188	278,218	277,516
Other Liabilities	91,105	99,065	99,987	80,499
Total Liabilities	9,603,591	10,056,054	9,722,687	10,013,762
Shareholders’ Equity
Common Stock ($.01 par value; authorized 500,000,000 shares; issued / outstanding: June 2008 - 57,016,182 / 47,941,409; March 2008 - 56,995,352 / 47,990,432; December 2007 - 56,995,447 / 48,589,645; and June 2007 - 56,927,022 / 49,440,204)	568	568	567	566
Capital Surplus	489,335	487,139	484,790	480,389
Accumulated Other Comprehensive Income (Loss)	(15,813)	5,553	(5,091)	(45,705)
Retained Earnings	745,244	720,540	688,638	645,149
Treasury Stock, at Cost (Shares: June 2008 - 9,074,773; March 2008 - 9,004,920; December 2007 - 8,405,802; and June 2007 - 7,486,818)	(451,776)	(447,053)	(418,649)	(371,593)
Total Shareholders’ Equity	767,558	766,747	750,255	708,806
Total Liabilities and Shareholders’ Equity	$10,371,149	$10,822,801	$10,472,942	$10,722,568

Bank of Hawaii Corporation and Subsidiaries

Consolidated Statements of Shareholders’ Equity (Unaudited)							Table 5
				Accum.
				Other
				Compre-			Compre-
		Common	Capital	hensive	Retained	Treasury	hensive
(dollars in thousands)	Total	Stock	Surplus	Loss	Earnings	Stock	Income
Balance as of December 31, 2007	$750,255	$567	$484,790	$(5,091)	$688,638	$(418,649)
Cumulative-Effect Adjustment of a Change in Accounting Principle, Net of Tax:
SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115”	(2,736)	-	-	-	(2,736)	-
Comprehensive Income:
Net Income	105,497	-	-	-	105,497	-	$105,497
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	(10,820)	-	-	(10,820)	-	-	(10,820)
Amortization of Net Loss for Pension Plans and Postretirement Benefit Plan	98	-	-	98	-	-	98
Total Comprehensive Income							$94,775
Share-Based Compensation	3,072	-	3,072	-	-	-
Net Tax Benefits related to Share-Based Compensation	1,304	-	1,304	-	-	-
Common Stock Issued under Purchase and Equity Compensation Plans (276,946 shares)	8,478	1	169	-	(3,812)	12,120
Common Stock Repurchased (923,330 shares)	(45,247)	-	-	-	-	(45,247)
Cash Dividends Paid	(42,343)	-	-	-	(42,343)	-
Balance as of June 30, 2008	$767,558	$568	$489,335	$(15,813)	$745,244	$(451,776)

Balance as of December 31, 2006	$719,420	$566	$475,178	$(39,084)	$630,660	$(347,900)
Cumulative-Effect Adjustment of a Change in Accounting Principle, Net of Tax:
SFAS No. 156, “Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140”	5,126	-	-	5,279	(153)	-
FSP No. 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction”	(27,106)	-	-	-	(27,106)	-
FIN 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109”	(7,247)	-	-	-	(7,247)	-
Comprehensive Income:
Net Income	95,064	-	-	-	95,064	-	$95,064
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	(12,316)	-	-	(12,316)	-	-	(12,316)
Amortization of Net Loss for Pension Plans and Postretirement Benefit Plan	416	-	-	416	-	-	416
Total Comprehensive Income							$83,164
Share-Based Compensation	2,748	-	2,748	-	-	-
Net Tax Benefits related to Share-Based Compensation	2,208	-	2,208	-	-	-
Common Stock Issued under Purchase and Equity Compensation Plans (444,008 shares)	12,407	-	255	-	(5,312)	17,464
Common Stock Repurchased (779,689 shares)	(41,157)	-	-	-	-	(41,157)
Cash Dividends Paid	(40,757)	-	-	-	(40,757)	-
Balance as of June 30, 2007	$708,806	$566	$480,389	$(45,705)	$645,149	$(371,593)

Bank of Hawaii Corporation and Subsidiaries

Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)									Table 6a
	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2008			March 31, 2008			June 30, 2007 [1]
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$33.0	$0.2	2.45%	$27.5	$0.2	2.82%	$8.0	$0.1	4.83%
Funds Sold	81.9	0.4	2.03	138.2	1.0	2.84	40.6	0.5	5.19
Investment Securities
Trading	97.6	1.2	4.96	95.7	1.2	4.85	137.1	1.4	3.96
Available-for-Sale	2,649.9	35.6	5.37	2,631.6	34.5	5.24	2,486.9	31.8	5.11
Held-to-Maturity	269.6	3.1	4.50	285.6	3.2	4.54	339.3	3.8	4.51
Loans Held for Sale	9.3	0.1	5.78	10.5	0.1	5.43	13.6	0.2	6.34
Loans and Leases [2]
Commercial and Industrial	1,060.7	14.3	5.42	1,065.1	16.6	6.26	1,053.3	19.5	7.43
Commercial Mortgage	663.0	10.1	6.15	649.1	10.4	6.45	620.0	10.6	6.85
Construction	177.3	2.5	5.76	199.5	3.3	6.73	253.8	5.0	7.93
Commercial Lease Financing	470.6	4.1	3.50	477.9	4.0	3.35	461.3	4.4	3.77
Residential Mortgage	2,509.1	38.2	6.09	2,519.3	38.6	6.13	2,499.5	38.3	6.12
Home Equity	968.7	14.1	5.86	970.8	16.0	6.61	941.4	17.9	7.62
Automobile	423.1	8.6	8.16	438.7	8.9	8.18	424.2	8.6	8.16
Other [3]	259.1	5.9	9.11	267.4	6.5	9.73	279.2	7.5	10.83
Total Loans and Leases	6,531.6	97.8	6.01	6,587.8	104.3	6.35	6,532.7	111.8	6.86
Other	79.6	0.5	2.46	79.5	0.4	2.15	79.4	0.4	1.83
Total Earning Assets [4]	9,752.5	138.9	5.71	9,856.4	144.9	5.89	9,637.6	150.0	6.23
Cash and Noninterest-Bearing Deposits	272.9			294.1			275.3
Other Assets	479.0			493.4			470.1
Total Assets	$10,504.4			$10,643.9			$10,383.0

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,617.0	1.2	0.29	$1,614.3	2.3	0.57	$1,581.0	4.1	1.03
Savings	2,805.5	6.5	0.94	2,691.8	9.2	1.38	2,627.8	12.6	1.93
Time	1,646.5	12.5	3.07	1,747.2	16.0	3.67	1,707.9	17.0	3.99
Total Interest-Bearing Deposits	6,069.0	20.2	1.34	6,053.3	27.5	1.82	5,916.7	33.7	2.28
Short-Term Borrowings	61.2	0.3	1.82	79.7	0.7	3.31	116.9	1.5	5.23
Securities Sold Under Agreements to Repurchase	1,060.2	7.5	2.81	1,164.2	10.6	3.63	1,040.6	11.7	4.46
Long-Term Debt	224.3	3.5	6.18	239.8	3.7	6.26	260.3	4.0	6.12
Total Interest-Bearing Liabilities	7,414.7	31.5	1.70	7,537.0	42.5	2.26	7,334.5	50.9	2.78
Net Interest Income		$107.4			$102.4			$99.1
Interest Rate Spread			4.01%			3.63%			3.45%
Net Interest Margin			4.41%			4.17%			4.12%
Noninterest-Bearing Demand Deposits	1,889.2			1,899.2			1,893.4
Other Liabilities	418.1			437.5			427.2
Shareholders’ Equity	782.4			770.2			727.9
Total Liabilities and Shareholders’ Equity	$10,504.4			$10,643.9			$10,383.0

1  Certain prior period information has been reclassified to conform to current presentation.

2  Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.

3  Comprised of other consumer revolving credit, installment, and consumer lease financing.

4  Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $239,000 $238,000, and $236,000 for the three months ended June 30, 2008.

March 31, 2008, and June 30, 2007, respectively.

Bank of Hawaii Corporation and Subsidiaries

Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)						Table 6b
	Six Months Ended			Six Months Ended
	June 30, 2008			June 30, 2007 [1]
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$30.2	$0.4	2.62%	$6.3	$0.2	4.89%
Funds Sold	110.1	1.4	2.54	60.8	1.6	5.20
Investment Securities
Trading	96.7	2.4	4.90	149.5	3.0	3.98
Available-for-Sale	2,640.8	70.0	5.31	2,470.1	62.9	5.10
Held-to-Maturity	277.5	6.3	4.52	350.1	7.9	4.50
Loans Held for Sale	9.9	0.3	5.59	10.5	0.3	6.27
Loans and Leases [2]
Commercial and Industrial	1,062.9	30.9	5.84	1,064.6	39.3	7.44
Commercial Mortgage	656.0	20.5	6.30	618.3	20.9	6.82
Construction	188.5	5.9	6.27	249.7	9.8	7.95
Commercial Lease Financing	474.2	8.1	3.43	461.8	7.5	3.23
Residential Mortgage	2,514.2	76.8	6.11	2,497.9	76.5	6.12
Home Equity	969.8	30.1	6.24	941.8	35.6	7.62
Automobile	430.9	17.5	8.17	425.3	17.1	8.12
Other [3]	263.3	12.3	9.43	287.8	15.3	10.75
Total Loans and Leases	6,559.8	202.1	6.18	6,547.2	222.0	6.82
Other	79.5	0.9	2.30	79.4	0.7	1.76
Total Earning Assets [4]	9,804.5	283.8	5.80	9,673.9	298.6	6.20
Cash and Noninterest-Bearing Deposits	283.5			292.8
Other Assets	486.2			465.4
Total Assets	$10,574.2			$10,432.1

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,615.7	3.4	0.43	$1,591.7	8.3	1.05
Savings	2,748.6	15.8	1.15	2,633.8	25.1	1.92
Time	1,696.9	28.5	3.38	1,719.9	33.7	3.94
Total Interest-Bearing Deposits	6,061.2	47.7	1.58	5,945.4	67.1	2.28
Short-Term Borrowings	70.4	1.0	2.67	98.4	2.6	5.17
Securities Sold Under Agreements to Repurchase	1,112.2	18.1	3.24	1,055.1	23.5	4.46
Long-Term Debt	232.0	7.2	6.22	260.3	7.9	6.12
Total Interest-Bearing Liabilities	7,475.8	74.0	1.98	7,359.2	101.1	2.76
Net Interest Income		$209.8			$197.5
Interest Rate Spread			3.82%			3.44%
Net Interest Margin			4.29%			4.09%
Noninterest-Bearing Demand Deposits	1,894.2			1,920.1
Other Liabilities	427.9			433.3
Shareholders’ Equity	776.3			719.5
Total Liabilities and Shareholders’ Equity	$10,574.2			$10,432.1

1  Certain prior period information has been reclassified to conform to current presentation.

2  Non-performing loans and leases are included in the respective average loan and lease balances.  Income, if any, on such loans and leases is recognized on a cash basis.

3  Comprised of other consumer revolving credit, installment, and consumer lease financing.

4  Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $477,000 and $449,000 for the six months ended June 30, 2008 and 2007, respectively.

Bank of Hawaii Corporation and Subsidiaries

Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)			Table 7a
	Three Months Ended June 30, 2008
	Compared to March 31, 2008
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.4)	$(0.2)	$(0.6)
Investment Securities
Available-for-Sale	0.3	0.8	1.1
Held-to-Maturity	(0.1)	-	(0.1)
Loans and Leases
Commercial and Industrial	(0.1)	(2.2)	(2.3)
Commercial Mortgage	0.2	(0.5)	(0.3)
Construction	(0.3)	(0.5)	(0.8)
Commercial Lease Financing	(0.1)	0.2	0.1
Residential Mortgage	(0.1)	(0.3)	(0.4)
Home Equity	(0.1)	(1.8)	(1.9)
Automobile	(0.3)	-	(0.3)
Other [2]	(0.2)	(0.4)	(0.6)
Total Loans and Leases	(1.0)	(5.5)	(6.5)
Other	-	0.1	0.1
Total Change in Interest Income	(1.2)	(4.8)	(6.0)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	-	(1.1)	(1.1)
Savings	0.4	(3.1)	(2.7)
Time	(1.0)	(2.5)	(3.5)
Total Interest-Bearing Deposits	(0.6)	(6.7)	(7.3)
Short-Term Borrowings	(0.1)	(0.3)	(0.4)
Securities Sold Under Agreements to Repurchase	(0.9)	(2.2)	(3.1)
Long-Term Debt	(0.2)	-	(0.2)
Total Change in Interest Expense	(1.8)	(9.2)	(11.0)

Change in Net Interest Income	$0.6	$4.4	$5.0

1  The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

2  Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries

Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)			Table 7b
	Three Months Ended June 30, 2008
	Compared to June 30, 2007
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Interest-Bearing Deposits	$0.2	$(0.1)	$0.1
Funds Sold	0.3	(0.4)	(0.1)
Investment Securities
Trading	(0.5)	0.3	(0.2)
Available-for-Sale	2.2	1.6	3.8
Held-to-Maturity	(0.7)	-	(0.7)
Loans Held for Sale	(0.1)	-	(0.1)
Loans and Leases
Commercial and Industrial	0.1	(5.3)	(5.2)
Commercial Mortgage	0.7	(1.2)	(0.5)
Construction	(1.3)	(1.2)	(2.5)
Commercial Lease Financing	-	(0.3)	(0.3)
Residential Mortgage	0.1	(0.2)	(0.1)
Home Equity	0.5	(4.3)	(3.8)
Other [2]	(0.5)	(1.1)	(1.6)
Total Loans and Leases	(0.4)	(13.6)	(14.0)
Other	-	0.1	0.1
Total Change in Interest Income	1.0	(12.1)	(11.1)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.1	(3.0)	(2.9)
Savings	0.8	(6.9)	(6.1)
Time	(0.6)	(3.9)	(4.5)
Total Interest-Bearing Deposits	0.3	(13.8)	(13.5)
Short-Term Borrowings	(0.5)	(0.7)	(1.2)
Securities Sold Under Agreements to Repurchase	0.2	(4.4)	(4.2)
Long-Term Debt	(0.6)	0.1	(0.5)
Total Change in Interest Expense	(0.6)	(18.8)	(19.4)

Change in Net Interest Income	$1.6	$6.7	$8.3

1  The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

2  Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries

Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)				Table 7c
	Six Months Ended June 30, 2008
	Compared to June 30, 2007
(dollars in millions)	Volume [1]	Rate [1]	Time [1]	Total
Change in Interest Income:
Interest-Bearing Deposits	$0.3	$(0.1)	$-	$0.2
Funds Sold	0.9	(1.1)	-	(0.2)
Investment Securities
Trading	(1.2)	0.6	-	(0.6)
Available-for-Sale	4.4	2.7	-	7.1
Held-to-Maturity	(1.6)	-	-	(1.6)
Loans and Leases
Commercial and Industrial	(0.1)	(8.5)	0.2	(8.4)
Commercial Mortgage	1.2	(1.7)	0.1	(0.4)
Construction	(2.1)	(1.9)	0.1	(3.9)
Commercial Lease Financing	0.2	0.4	-	0.6
Residential Mortgage	0.5	(0.2)	-	0.3
Home Equity	1.0	(6.7)	0.2	(5.5)
Automobile	0.2	0.1	0.1	0.4
Other [2]	(1.3)	(1.8)	0.1	(3.0)
Total Loans and Leases	(0.4)	(20.3)	0.8	(19.9)
Other	-	0.2	-	0.2
Total Change in Interest Income	2.4	(18.0)	0.8	(14.8)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.1	(5.1)	0.1	(4.9)
Savings	1.1	(10.5)	0.1	(9.3)
Time	(0.4)	(5.0)	0.2	(5.2)
Total Interest-Bearing Deposits	0.8	(20.6)	0.4	(19.4)
Short-Term Borrowings	(0.6)	(1.0)	-	(1.6)
Securities Sold Under Agreements to Repurchase	1.2	(6.7)	0.1	(5.4)
Long-Term Debt	(0.9)	0.2	-	(0.7)
Total Change in Interest Expense	0.5	(28.1)	0.5	(27.1)

Change in Net Interest Income	$1.9	$10.1	$0.3	$12.3

1 The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume, rate, and time for that category.

2  Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries

Salaries and Benefits (Unaudited)					Table 8
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2008	2008	2007	2008	2007
Salaries	$30,019	$28,903	$29,220	$58,922	$57,344
Incentive Compensation	4,122	6,267	3,794	10,389	7,413
Cash for Stock Grants	-	4,640	-	4,640	-
Share-Based Compensation	1,124	1,648	1,333	2,772	2,560
Commission Expense	1,992	1,873	2,161	3,865	4,154
Retirement and Other Benefits	3,499	5,226	3,365	8,725	7,134
Payroll Taxes	2,491	3,414	2,247	5,905	5,769
Medical, Dental, and Life Insurance	2,470	2,499	2,263	4,969	4,501
Separation Expense	267	1,003	204	1,270	1,118
Total Salaries and Benefits	$45,984	$55,473	$44,587	$101,457	$89,993

Bank of Hawaii Corporation and Subsidiaries

Loan and Lease Portfolio Balances (Unaudited)					Table 9
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2008	2008	2007 [1]	2007 [1]	2007 [1]
Commercial
Commercial and Industrial	$1,052,319	$1,079,772	$1,054,355	$1,065,258	$1,065,155
Commercial Mortgage	680,784	650,638	634,483	627,329	619,668
Construction	168,678	190,521	208,670	254,062	261,478
Lease Financing	471,443	465,945	481,882	478,988	480,358
Total Commercial	2,373,224	2,386,876	2,379,390	2,425,637	2,426,659
Consumer
Residential Mortgage	2,509,133	2,530,207	2,508,261	2,510,313	2,505,073
Home Equity	966,108	967,146	972,995	953,713	938,261
Automobile	413,338	430,920	443,011	440,525	425,672
Other [2]	256,325	264,188	277,204	269,727	270,461
Total Consumer	4,144,904	4,192,461	4,201,471	4,174,278	4,139,467
Total Loans and Leases	$6,518,128	$6,579,337	$6,580,861	$6,599,915	$6,566,126

Air Transportation Credit Exposure [3] (Unaudited)
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2008	2008	2007	2007	2007
Passenger Carriers Based In the United States	$60,603	$61,190	$64,947	$64,867	$65,607
Passenger Carriers Based Outside the United States	7,161	7,258	19,078	19,162	19,246
Cargo Carriers	13,568	13,472	13,390	13,326	13,279
Total Air Transportation Credit Exposure	$81,332	$81,920	$97,415	$97,355	$98,132

1  Certain prior period information has been reclassified to conform to current presentation.

2  Comprised of other revolving credit, installment, and lease financing.

3  Exposure includes loans, leveraged leases and operating leases.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More (Unaudited)					Table 10
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2008	2008	2007 [1]	2007 [1]	2007 [1]
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$1,119	$794	$598	$359	$265
Commercial Mortgage	-	-	112	123	130
Lease Financing	329	504	297	-	914
Total Commercial	1,448	1,298	1,007	482	1,309
Consumer
Residential Mortgage	3,784	3,235	2,681	3,237	3,844
Home Equity	1,189	1,187	1,414	436	899
Other [2]	30	31	-	-	214
Total Consumer	5,003	4,453	4,095	3,673	4,957
Total Non-Accrual Loans and Leases	6,451	5,751	5,102	4,155	6,266
Foreclosed Real Estate	229	294	184	105	48
Total Non-Performing Assets	$6,680	$6,045	$5,286	$4,260	$6,314

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$-	$24	$-	$-	$-
Consumer
Residential Mortgage	2,601	3,892	4,884	639	188
Home Equity	201	328	413	115	60
Automobile	625	865	1,174	734	397
Other [2]	756	725	1,112	944	761
Total Consumer	4,183	5,810	7,583	2,432	1,406
Total Accruing Loans and Leases Past Due 90 Days or More	$4,183	$5,834	$7,583	$2,432	$1,406

Total Loans and Leases	$6,518,128	$6,579,337	$6,580,861	$6,599,915	$6,566,126

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.10%	0.09%	0.08%	0.06%	0.10%

Ratio of Non-Performing Assets to Total Loans and Leases and Foreclosed Real Estate	0.10%	0.09%	0.08%	0.06%	0.10%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans and Leases	0.06%	0.05%	0.04%	0.02%	0.05%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans and Leases and Foreclosed Real Estate	0.13%	0.11%	0.10%	0.09%	0.12%

Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases	0.17%	0.18%	0.20%	0.10%	0.12%

Quarter to Quarter Changes in Non-Performing Assets Balance at Beginning of Quarter	$6,045	$5,286	$4,260	$6,314	$5,836
Additions	2,900	2,614	1,866	662	2,279
Reductions
Payments	(630)	(386)	(256)	(1,741)	(804)
Return to Accrual Status	(943)	(944)	(214)	(787)	(473)
Sales of Foreclosed Real Estate	-	-	(161)	(48)	(326)
Charge-offs / Write-downs	(692)	(525)	(209)	(140)	(198)
Total Reductions	(2,265)	(1,855)	(840)	(2,716)	(1,801)
Balance at End of Quarter	$6,680	$6,045	$5,286	$4,260	$6,314

1  Certain prior period information has been reclassified to conform to current presentation.

2  Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses (Unaudited)				Table 11
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2008	2008	2007 [1]	2008	2007 [1]
Balance at Beginning of Period	$105,167	$96,167	$96,167	$96,167	$96,167
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(1,396)	(1,389)	(738)	(2,785)	(1,543)
Lease Financing	(142)	(134)	-	(276)	(22)
Consumer
Residential Mortgage	(133)	-	(47)	(133)	(47)
Home Equity	(473)	(806)	(240)	(1,279)	(342)
Automobile	(2,187)	(2,915)	(2,346)	(5,102)	(5,428)
Other [2]	(1,954)	(2,803)	(1,849)	(4,757)	(4,481)
Total Loans and Leases Charged-Off	(6,285)	(8,047)	(5,220)	(14,332)	(11,863)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	201	986	315	1,187	592
Commercial Mortgage	-	-	36	-	121
Lease Financing	2	3	6	5	2,087
Consumer
Residential Mortgage	17	78	54	95	189
Home Equity	26	21	55	47	120
Automobile	700	796	713	1,496	1,384
Other [2]	667	736	678	1,403	1,376
Total Recoveries on Loans and Leases Previously Charged-Off	1,613	2,620	1,857	4,233	5,869
Net Loans and Leases Charged-Off	(4,672)	(5,427)	(3,363)	(10,099)	(5,994)
Provision for Credit Losses	7,172	14,427	3,363	21,599	5,994
Balance at End of Period [3]	$107,667	$105,167	$96,167	$107,667	$96,167

Components
Allowance for Loan and Lease Losses	$102,498	$99,998	$90,998	$102,498	$90,998
Reserve for Unfunded Commitments	5,169	5,169	5,169	5,169	5,169
Total Reserve for Credit Losses	$107,667	$105,167	$96,167	$107,667	$96,167

Average Loans and Leases Outstanding	$6,531,587	$6,587,918	$6,532,736	$6,559,753	$6,547,212

Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding (annualized)	0.29%	0.33%	0.21%	0.31%	0.18%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	1.57%	1.52%	1.39%	1.57%	1.39%

1  Certain prior period information has been reclassified to conform to current presentation.

2  Comprised of other revolving credit, installment, and lease financing.

3  Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition (Unaudited).

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information (Unaudited)						Table 12a

	Retail	Commercial	Investment			Consolidated
(dollars in thousands)	Banking	Banking	Services	Total	Treasury	Total

Three Months Ended June 30, 2008
Net Interest Income	$59,555	$43,264	$3,938	$106,757	$411	$107,168
Provision for Credit Losses	2,571	4,652	(1)	7,222	(50)	7,172
Net Interest Income After Provision for Credit Losses	56,984	38,612	3,939	99,535	461	99,996
Noninterest Income	27,270	9,997	19,019	56,286	4,253	60,539
Noninterest Expense	(43,335)	(23,544)	(16,363)	(83,242)	(620)	(83,862)
Income Before Provision for Income Taxes	40,919	25,065	6,595	72,579	4,094	76,673
Provision for Income Taxes	(15,140)	(9,286)	(2,440)	(26,866)	(1,525)	(28,391)
Allocated Net Income	25,779	15,779	4,155	45,713	2,569	48,282
Allowance Funding Value	(221)	(865)	(14)	(1,100)	1,100	-
Provision for Credit Losses	2,571	4,652	(1)	7,222	(50)	7,172
Economic Provision	(1,945)	(3,257)	(82)	(5,284)	(1)	(5,285)
Tax Effect of Adjustments	(150)	(196)	36	(310)	(387)	(697)
Income Before Capital Charge	26,034	16,113	4,094	46,241	3,231	49,472
Capital Charge	(4,749)	(4,036)	(1,444)	(10,229)	(9,328)	(19,557)
Net Income (Loss) After Capital Charge (NIACC)	$21,285	$12,077	$2,650	$36,012	$(6,097)	$29,915

RAROC (ROE for the Company)	55%	40%	28%	45%	19%	25%

Total Assets as of June 30, 2008	$3,649,376	$2,998,013	$242,443	$6,889,832	$3,481,317	$10,371,149

Three Months Ended June 30, 2007 [1]
Net Interest Income (Loss)	$55,606	$40,668	$3,466	$99,740	$(862)	$98,878
Provision for Credit Losses	1,258	2,115	-	3,373	(10)	3,363
Net Interest Income (Loss) After Provision for Credit Losses	54,348	38,553	3,466	96,367	(852)	95,515
Noninterest Income	26,790	8,033	19,454	54,277	3,751	58,028
Noninterest Expense	(41,109)	(22,318)	(15,519)	(78,946)	(886)	(79,832)
Income Before Provision for Income Taxes	40,029	24,268	7,401	71,698	2,013	73,711
Provision for Income Taxes	(14,812)	(9,061)	(2,738)	(26,611)	629	(25,982)
Allocated Net Income	25,217	15,207	4,663	45,087	2,642	47,729
Allowance Funding Value	(155)	(824)	(10)	(989)	989	-
Provision for Credit Losses	1,258	2,115	-	3,373	(10)	3,363
Economic Provision	(1,823)	(3,167)	(83)	(5,073)	-	(5,073)
Tax Effect of Adjustments	266	694	34	994	(361)	633
Income Before Capital Charge	24,763	14,025	4,604	43,392	3,260	46,652
Capital Charge	(5,083)	(4,356)	(1,529)	(10,968)	(9,047)	(20,015)
Net Income (Loss) After Capital Charge (NIACC)	$19,680	$9,669	$3,075	$32,424	$(5,787)	$26,637

RAROC (ROE for the Company)	54%	36%	33%	44%	11%	26%

Total Assets as of June 30, 2007 [1]	$3,638,207	$3,108,240	$230,134	$6,976,581	$3,745,987	$10,722,568

1  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information (Unaudited)						Table 12b

	Retail	Commercial	Investment			Consolidated
(dollars in thousands)	Banking	Banking	Services	Total	Treasury	Total

Six Months Ended June 30, 2008
Net Interest Income (Loss)	$117,979	$86,099	$7,808	$211,886	$(2,538)	$209,348
Provision for Credit Losses	10,523	11,878	(1)	22,400	(801)	21,599
Net Interest Income (Loss) After Provision for Credit Losses	107,456	74,221	7,809	189,486	(1,737)	187,749
Noninterest Income	55,817	32,246	37,280	125,343	21,321	146,664
Noninterest Expense	(87,104)	(48,265)	(33,226)	(168,595)	(8,699)	(177,294)
Income Before Provision for Income Taxes	76,169	58,202	11,863	146,234	10,885	157,119
Provision for Income Taxes	(28,182)	(21,587)	(4,389)	(54,158)	2,536	(51,622)
Allocated Net Income	47,987	36,615	7,474	92,076	13,421	105,497
Allowance Funding Value	(397)	(1,710)	(27)	(2,134)	2,134	-
Provision for Credit Losses	10,523	11,878	(1)	22,400	(801)	21,599
Economic Provision	(4,088)	(6,492)	(165)	(10,745)	(1)	(10,746)
Tax Effect of Adjustments	(2,234)	(1,360)	71	(3,523)	(492)	(4,015)
Income Before Capital Charge	51,791	38,931	7,352	98,074	14,261	112,335
Capital Charge	(9,528)	(8,133)	(2,919)	(20,580)	(18,285)	(38,865)
Net Income (Loss) After Capital Charge (NIACC)	$42,263	$30,798	$4,433	$77,494	$(4,024)	$73,470

RAROC (ROE for the Company)	55%	48%	25%	48%	38%	27%

Total Assets as of June 30, 2008	$3,649,376	$2,998,013	$242,443	$6,889,832	$3,481,317	$10,371,149

Six Months Ended June 30, 2007 [1]
Net Interest Income	$110,025	$79,698	$6,991	$196,714	$301	$197,015
Provision for Credit Losses	2,803	3,213	-	6,016	(22)	5,994
Net Interest Income After Provision for Credit Losses	107,222	76,485	6,991	190,698	323	191,021
Noninterest Income	52,370	20,246	38,601	111,217	7,771	118,988
Noninterest Expense	(82,443)	(45,238)	(31,202)	(158,883)	(3,072)	(161,955)
Income Before Provision for Income Taxes	77,149	51,493	14,390	143,032	5,022	148,054
Provision for Income Taxes	(28,539)	(18,935)	(5,324)	(52,798)	(192)	(52,990)
Allocated Net Income	48,610	32,558	9,066	90,234	4,830	95,064
Allowance Funding Value	(300)	(1,582)	(20)	(1,902)	1,902	-
Provision for Credit Losses	2,803	3,213	-	6,016	(22)	5,994
Economic Provision	(3,692)	(6,441)	(164)	(10,297)	(1)	(10,298)
Tax Effect of Adjustments	440	1,780	68	2,288	(697)	1,591
Income Before Capital Charge	47,861	29,528	8,950	86,339	6,012	92,351
Capital Charge	(10,167)	(8,835)	(3,062)	(22,064)	(17,506)	(39,570)
Net Income (Loss) After Capital Charge (NIACC)	$37,694	$20,693	$5,888	$64,275	$(11,494)	$52,781

RAROC (ROE for the Company)	52%	37%	32%	43%	9%	27%

Total Assets as of June 30, 2007 [1]	$3,638,207	$3,108,240	$230,134	$6,976,581	$3,745,987	$10,722,568

1  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data (Unaudited)					Table 13
	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands, except per share amounts)	2008	2008	2007	2007	2007
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$97,959	$104,413	$111,270	$112,787	$112,026
Income on Investment Securities
Trading	1,209	1,160	814	1,114	1,357
Available-for-Sale	35,321	34,251	33,591	33,486	31,563
Held-to-Maturity	3,033	3,239	3,440	3,616	3,827
Deposits	204	195	309	1,086	96
Funds Sold	420	992	356	1,103	533
Other	489	426	395	364	364
Total Interest Income	138,635	144,676	150,175	153,556	149,766
Interest Expense
Deposits	20,238	27,465	33,158	37,613	33,701
Securities Sold Under Agreements to Repurchase	7,488	10,617	11,754	11,726	11,665
Funds Purchased	270	633	1,936	1,654	1,452
Short-Term Borrowings	12	34	91	87	91
Long-Term Debt	3,459	3,747	3,789	3,920	3,979
Total Interest Expense	31,467	42,496	50,728	55,000	50,888
Net Interest Income	107,168	102,180	99,447	98,556	98,878
Provision for Credit Losses	7,172	14,427	5,443	4,070	3,363
Net Interest Income After Provision for Credit Losses	99,996	87,753	94,004	94,486	95,515
Noninterest Income
Trust and Asset Management	15,460	15,086	15,812	15,146	16,135
Mortgage Banking	2,738	4,297	2,027	3,848	2,479
Service Charges on Deposit Accounts	12,411	12,083	12,302	11,919	11,072
Fees, Exchange, and Other Service Charges	17,176	16,101	16,743	16,465	16,556
Investment Securities Gains, Net	157	130	105	789	575
Insurance	5,590	7,130	4,629	7,446	4,887
Other	7,007	31,298	8,639	5,629	6,324
Total Noninterest Income	60,539	86,125	60,257	61,242	58,028
Noninterest Expense
Salaries and Benefits	45,984	55,473	45,928	44,944	44,587
Net Occupancy	11,343	10,443	10,300	10,267	9,695
Net Equipment	4,474	4,321	4,745	4,871	4,871
Professional Fees	2,588	2,613	3,695	2,369	2,599
Other	19,473	20,582	27,334	18,999	18,080
Total Noninterest Expense	83,862	93,432	92,002	81,450	79,832
Income Before Provision for Income Taxes	76,673	80,446	62,259	74,278	73,711
Provision for Income Taxes	28,391	23,231	21,399	26,499	25,982
Net Income	$48,282	$57,215	$40,860	$47,779	$47,729

Basic Earnings Per Share	$1.01	$1.19	$0.84	$0.98	$0.97
Diluted Earnings Per Share	$1.00	$1.18	$0.83	$0.96	$0.95

Balance Sheet Totals
Total Assets	$10,371,149	$10,822,801	$10,472,942	$10,549,595	$10,722,568
Loans and Leases	6,518,128	6,579,337	6,580,861	6,599,915	6,566,126
Total Deposits	7,903,990	8,102,855	7,942,372	7,875,166	8,314,404
Total Shareholders’ Equity	767,558	766,747	750,255	731,697	708,806

Performance Ratios
Net Income to Average Total Assets	1.85%	2.16%	1.55%	1.79%	1.84%
Net Income to Average Shareholders’ Equity	24.82	29.88	21.51	26.02	26.30
Efficiency Ratio [1]	50.01	49.62	57.61	50.97	50.88
Net Interest Margin [2]	4.41	4.17	4.12	4.03	4.12

1  Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

2  Net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.